UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                Amendment No. 1


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2005


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

               0-18292                                51-2152284
       (Commission File Number)            (IRS Employer Identification No.)

 1117 PERIMETER CENTER WEST, SUITE N415                 30338
           ATLANTA, GEORGIA                           (Zip Code)
    (principal executive offices)

                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to  Rule  425  under  the Securities Act

[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 4, 2005, we issued a press release announcing that our management, Audit Committee and Board of Directors, after consultation with our independent auditors, Miller Ray Houser & Stewart LLP, have determined that the financial statements contained in our Form 10-KSB for the fiscal year ended April 30, 2005 and Form 10-QSB for the first quarter of the fiscal year ended
April  30,  2006 should be restated. A copy of that press release is attached as
Exhibit  99.1  to  this  Current  Report  and  is  incorporated  by  reference.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETE INTERIM REVIEW.

     On October 31, 2005, our Audit Committee, after consultation with our independent auditors, Miller Ray Houser & Stewart LLP, concluded that our previously issued consolidated financial statements for the fiscal year ended April 30, 2005 and the quarterly period ended July 31, 2005, as well as earnings releases and similar communications relating to such periods, should no longer be relied upon. We will restate the consolidated financial statements as previously reported by filing an amendment to our Annual Report on Form 10-KSB for the fiscal year ended April 30, 2005 and by filing an amendment to our Quarterly Report on Form 10-QSB for the quarterly period ended July 31, 2005. Based on management's review, we believe that all errors were inadvertent and unintentional.

     The amendment to our Annual Report on Form 10-KSB for the fiscal year ended April 30, 2005 will contain adjustments that will affect revenue, assets and liabilities. As a result of these adjustments, goodwill and contingent acquisition liability will decrease by $2,679,180. Retained earnings will decrease by $905,000, which will be offset by an increase to paid-in capital by the same amount. Other income will decrease by $905,000. As a result of these adjustments, there will be no net change to total shareholders' equity.
Consolidated net earnings of $106,402 will decrease by $905,000 to a consolidated net loss of $798,598. These adjustments have no impact on consolidated cash flows as previously reported.

     The amendment to our Quarterly Report on Form 10-QSB for the quarterly period ended July 31, 2005 will contain adjustments that reflect the effects of the adjustments described above which are required for the consolidated financial statements for the fiscal year ended April 30, 2005. Goodwill and contingent acquisition liability will decrease by $2,679,180. Retained earnings will decrease by $905,000, which will be offset by an increase to paid-in capital by the same amount. These adjustments will result in no net change to total shareholders' equity, and have no impact on consolidated net earnings or cash flows as previously reported.

     BACKGROUND

     The adjustments described above relate to two transactions which we have determined were not recorded in accordance with U.S. generally accepted accounting principles:

- Our accounting for the purchase of CCI Telecom, Inc. ("CCI") did not comply with Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." The purchase agreement contained an "earn-out" feature in which the sellers would be paid additional consideration should CCI achieve performance targets as defined in the agreement. We recorded additional goodwill and a contingent acquisition liability in the purchase transaction based on our estimate of the consideration that would likely be paid under the earn-out provision. SFAS 141 provides that contingent consideration should be recorded when the contingency is resolved, rather than as an estimated liability at the purchase date.

- Our accounting for the purchase of real estate from CCI Associates, Ltd. ("CCI Associates") did not comply with Emerging Issues Task Force ("EITF") 97-15, "Accounting for Contingency Arrangements Based on Security Prices in a Purchase Combination." The purchase agreement provided for a "make-whole" provision in which the sellers are guaranteed additional consideration should the market price of our common stock fail to achieve a target level as defined in the agreement. In recording the purchase, we did not account for the difference in the current market price versus the make-whole target price of our common stock in determining the total consideration for the purchase. EITF 97-15 indicates that this difference should be included as consideration. By doing so, we have determined that the consideration


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     given  for  this  purchase  should  have  been  $905,000  more than what we recorded as basis in the real estate. Thus, our resulting sale of this real estate should have resulted in a loss of $34,753 rather than a gain of $870,247 as we had reported.

     On October 28, 2005 and October 31, 2005, our Audit Committee discussed this matter with our independent auditors that audited our April 30, 2005 financial statements and reviewed our financial statements for our fiscal quarter ended July 31, 2005. On October 31, 2005, our Audit Committee and Board of Directors approved the restatement of our consolidated financial statements described above. Investors should look to the revised financial information regarding the restatement in the amendments to our Annual Report on Form 10-KSB and the Quarterly Report on Form 10-QSB discussed above which we expect to file in November 2005.

     The foregoing description of the new financial statements is not a complete summary. You are urged to read the complete documents on our amended Form 10-KSB and Form 10-QSB, copies of which may be found after filing on the website of the U.S. Securities and Exchange Commission at www.sec.gov.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits.
             --------

     The  following  exhibit  is  filed  herewith:

EXHIBIT NO.                            IDENTIFICATION OF EXHIBIT
-----------                            -------------------------
   99.1       Press  Release.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 4, 2005            CHARYS HOLDING COMPANY, INC.



                                   By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer


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